Exhibit 99.1

                              LETTER OF TRANSMITTAL
                                BANK UNITED CORP.
                    OFFER TO EXCHANGE ITS 8.05% SENIOR NOTES
         DUE MAY 15, 1998 ("EXCHANGE NOTES") FOR ALL OF ITS OUTSTANDING
             8.05% SENIOR NOTES DUE MAY 15, 1998 ("RULE 144A NOTES")
                 PURSUANT TO ITS PROSPECTUS DATED ____ __, 1996
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  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ________,
    ______ __, 1996, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                DELIVERY TO: The Bank of New York, EXCHANGE AGENT

                                    BY MAIL:
                              The Bank of New York
                          101 Barclay Street-- (7 East)
                             Reorganization Section
                            New York, New York 10286
                            Attention: Enrique Lopez

                         BY OVERNIGHT COURIER OR HAND:
                              The Bank of New York
                         101 Barclay Street-- (7 East)
                             Reorganization Section
                            New York, New York 10286
                            Attention: Enrique Lopez

                            BY FACSIMILE IN NEW YORK:
                                 (212) 571-3080
                              CONFIRM BY TELEPHONE:
                                 (212) 815-2742

            List below the Rule 144A Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Rule 144A Notes should be listed on a separate signed schedule affixed hereto.

- --------------------------------------------------------------------------------------------------
           DESCRIPTION OF RULE 144A NOTES                    1             2              3
- --------------------------------------------------------------------------------------------------
                                                                       Aggregate
                                                         Rule 144A     Principal      Principal
   Name(s) and Address(es) of Registered Holder(s)         Notes       Amount of   Amount of Rule
             (Please fill in, if blank)                 Certificate    Rule 144A     144A Notes
                                                        Number(s)*      Note(s)      Tendered**
- --------------------------------------------------------------------------------------------------

                                                    ----------------------------------------------

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                                                    ----------------------------------------------

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                                                    ----------------------------------------------

                                                    ----------------------------------------------
                                                           Total
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

* Need not be completed if Rule 144A Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Rule 144A Notes represented by the Rule 144A Notes indicated in column 2. See Instruction 2. Rule 144A Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
- --------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED RULE 144A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution _____________________________
     Account Number ____________________________________________
     Transaction Code Number ___________________________________

[ ] CHECK HERE IF TENDERED RULE 144A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)___________________________________
     Widow Ticket Number (if any)______________________________________
     Date of Execution of Notice of Guaranteed Delivery _______________ Name of Institution which guaranteed delivery ____________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
     OTC Account Number________________________________________________
     Transaction Code Number___________________________________________


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS RULE 144A NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH RULE 144A NOTES.

            Name:
            Address:

            Aggregate Principal Amount of Rule 144A Notes so held: $


            DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

            THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

            The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Rule 144A Notes of any extension by means of a release to the Dow Jones News Service prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

            This Letter of Transmittal is to be completed by a holder of Rule 144A Notes either if certificates are to be forwarded herewith or if a tender of certificates for Rule 144A Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--How to Tender" section of the Prospectus. Holders of Rule 144A Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Rule 144A Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Rule 144A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer --How to Tender" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

                                        2

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

            The undersigned hereby tenders to Bank United Corp., a Delaware corporation, formerly named USAT Holdings, Inc. (the "Company"), the aggregate principal amount of Rule 144A Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's Prospectus dated ____ __, 1996 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 principal amount of its 8.05% Senior Notes due May 15, 1998, which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), for each $1,000 principal amount of its issued and outstanding 8.05% Senior Notes due May 15, 1998, of which $115,000,000 aggregate principal amount was outstanding on the date of the Prospectus (the "Rule 144A Notes" and, together with the Exchange Notes, the "Senior Notes"). The capitalized terms that are not defined herein are used herein as defined in the Prospectus.

            Subject to, and effective upon, the acceptance for exchange of the Rule 144A Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Rule 144A Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Rule 144A Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

            (a) deliver such Rule 144A Notes in registered certificated form, or transfer ownership of such Rule 144A Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Notes; and

            (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Rule 144A Notes tendered hereby in accordance with the terms of the Exchange Offer.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Rule 144A Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Rule 144A Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Rule 144A Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Rule 144A Notes nor any such other person is an "affiliate", as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

            The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Rule 144A Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Rule 144A Notes acquired as a result of market-making or other trading activities (a "Participating Broker- Dealer"), it represents that the Rule 144A Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            The Company has agreed that, subject to the provisions of the Exchange and Registration Rights, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Rule 144A Notes that were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer by tendering such Rule 144A Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact that makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

                                        3

            The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Rule 144A Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

            Unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Rule 144A Notes for any Rule 144A Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Rule 144A Notes."

            THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF RULE 144A NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE RULE 144A NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                        4

================================================================================

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

            To be completed ONLY if certificates for Rule 144A Notes not exchanged and/or Exchange Notes are to be sent to the person or persons whose signature(s) appear(s) below on this Letter of Transmittal at an address other than shown above in the box entitled "Description of Rule 144A Notes" on this Letter of Transmittal.

Mail: Exchange Notes and/or Rule 144A Notes to:


Name(s) ........................................................................
                             (PLEASE TYPE OR PRINT)

 ................................................................................
                             (PLEASE TYPE OR PRINT)


Address ........................................................................

 ................................................................................
                                                                      (ZIP CODE)

================================================================================

   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH
     THE CERTIFICATES FOR RULE 144A NOTES OR A BOOK-ENTRY CONFIRMATION AND
            ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED
                DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT
                   PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON
                              THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                          CAREFULLY BEFORE COMPLETION.

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                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)
 .................................              ......................... , 1996
 .................................              ......................... , 1996
 .................................              ......................... , 1996
             SIGNATURE(S) OF OWNER                           DATE
     Area Code and Telephone Number ............................................

            If a holder is tendering any Rule 144A Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Rule 144A Notes or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):  ......................................................................
 ................................................................................
                             (PLEASE TYPE OR PRINT)
Capacity:  .....................................................................
Address:  ......................................................................
 ................................................................................
                              (INCLUDING ZIP CODE)
                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)
Signature(s) Guaranteed by
an Eligible Institution:  ......................................................
                             (AUTHORIZED SIGNATURE)
 ................................................................................
                                     (TITLE)
 ................................................................................
                                 (NAME AND FIRM)
Dated:  .................................................................., 1996

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                                        5

                                  INSTRUCTIONS

   FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER OF BANK UNITED CORP. TO EXCHANGE ITS 8.05% SENIOR NOTES DUE MAY 15, 1998 FOR ALL OF ITS OUTSTANDING
                       8.05% SENIOR NOTES DUE MAY 15, 1998

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

            This Letter of Transmittal is to be completed by holders of Rule 144A Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--How to Tender" section of the Prospectus. Certificates for all physically tendered Rule 144A Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Rule 144A Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

            Holders of Rule 144A Notes whose certificates for Rule 144A Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Rule 144A Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--How to Tender" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Rule 144A Notes and the amount of Rule 144A Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Rule 144A Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Rule 144A Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

            THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE RULE 144A NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY RULE 144A NOTES TO THE COMPANY.

            See "The Exchange Offer" section of the Prospectus.

2.          PARTIAL TENDERS; WITHDRAWAL RIGHTS

            Partial tenders of Rule 144A Notes will be accepted only if (i) the principal amount tendered is equal to $1,000 or an integral multiple thereof, and (ii) the remaining untendered portion of such Rule 144A Notes is in a principal amount of $250,000, or any integral multiple of $1,000 in excess of such amount. If less than all of the Rule 144A Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Rule 144A Notes to be tendered in the box above entitled "Description of Rule 144A Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Rule 144A Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE RULE 144A NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

            Except as otherwise provided herein, tenders of Rule 144A Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Rule 144A Notes to be withdrawn, the aggregate principal amount of Rule 144A Notes to be withdrawn and (if certificates for such Rule 144A Notes have been tendered) the name of the registered holder of the Rule 144A Notes as set forth on the certificate for the Rule 144A Notes, if different from that of the person who tendered such Rule 144A Notes. If certificates for the Rule 144A Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Rule 144A Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Rule 144A Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Rule 144A Notes tendered for the account of an Eligible Institution. If Rule 144A Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--How to Tender" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Rule 144A Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Rule 144A Notes may not be rescinded. Rule 144A Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Rule 144A Notes so withdrawn are validly retendered. Properly withdrawn Rule 144A Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer--How to Tender."

            All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Rule 144A Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

                                        6

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

            If this Letter of Transmittal is signed by the registered holder of the Rule 144A Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

            If any tendered Rule 144A Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

            If any tendered Rule 144A Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

            When this Letter of Transmittal is signed by the registered holder or holders of the Rule 144A Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required.

            If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

            If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

            If the Exchange Notes or any substitute Rule 144A Notes are to be delivered to an address other than that of the registered holder, then the signatures on this Letter must be guaranteed by an Eligible Institution. Exchange Notes or substitute Rule 144A Notes not exchanged will not be issued in the name of a person or persons other than the registered holder or holders.

            ENDORSEMENTS ON CERTIFICATES FOR RULE 144A NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

            SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE RULE 144A NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF RULE 144A NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH RULE 144A NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.          SPECIAL DELIVERY INSTRUCTIONS.

            Tendering holders of Rule 144A Notes should indicate in the applicable box the address to which Exchange Notes and/or substitute certificates evidencing Rule 144A Notes not exchanged are to be sent, if different from the address of the person signing this Letter of Transmittal. If no such instructions are given, such Notes will be returned to the address of the person signing this Letter of Transmittal.

5.          TAX IDENTIFICATION NUMBER.

            Federal income tax law generally requires that a tendering holder whose Rule 144A Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

            Exempt holders of Rule 144A Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

            To prevent backup withholding, each tendering holder of Rule 144A Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Rule 144A Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Rule 144A Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.          TRANSFER TAXES.

            The Company will pay all transfer taxes, if any, applicable to the transfer of Rule 144A Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Rule 144A Notes not exchanged are to be delivered to any person other than the registered holder of the Rule 144A Notes tendered hereby, or if tendered Rule 144A Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Rule 144A Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence

                                        7

of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

            EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE RULE 144A NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.          DETERMINATION OF VALIDITY.

            The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Rule 144A Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Rule 144A Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

            The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Rule 144A Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Rule 144A Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.          NO CONDITIONAL TENDERS.

            No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Rule 144A Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Rule 144A Notes for exchange.

9.          MUTILATED, LOST, STOLEN OR DESTROYED RULE 144A NOTES.

            Any holder whose Rule 144A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.         REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

            Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (SEE INSTRUCTION 5)

                       PAYOR'S NAME: THE BANK OF NEW YORK

====================================================================================================================================
SUBSTITUTE                      PART 1-PLEASE PROVIDE YOUR TIN IN       TIN:____________________________
                                THE BOX AT RIGHT AND CERTIFY BY               SOCIAL SECURITY NUMBER OR
Form W-9                        SIGNING AND DATING BELOW                      EMPLOYER IDENTIFICATION NUMBER
Department of the Treasury
Internal Revenue Service

Payor's Request for
Taxpayer
Identification Number
("TIN") and
Certification
                              ------------------------------------------------------------------------------------------------------
                                PART 2--TIN APPLIED FOR [   ]
                              ------------------------------------------------------------------------------------------------------
                                CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                                (1)         the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

                                (2)         I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the  Internal Revenue Service
                                            (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                (3)         any other information provided on this form is true and correct.

                                SIGNATURE____________________________________   DATE___________
- ------------------------------------------------------------------------------------------------------------------------------------

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under-reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
================================================================================

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

================================================================================
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

- ---------------------------------------------     ---------------------
   SIGNATURE                                                DATE
================================================================================

                                        8